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                            MFS Emerging Growth Fund
                                MFS Research Fund
                                 MFS Value Fund
                              MFS Money Market Fund


                      Supplement to the Current Prospectus

Class A shares of the Fund may be purchased at net asset value by one or more Chilean retirement plans, known as Administradores de Fondos de Pensiones, which are clients of the 1850 K Street N.W., Washington D.C. office of Dean Witter Reynolds, Inc. ("Dean Witter").

MFS Fund Distributors, Inc. ("MFD") will waive any applicable contingent deferred sales charges upon redemption by such retirement plans on purchases of Class A shares over $1 million, provided that (i) in lieu of the commissions otherwise payable as specified in the prospectus, MFD will pay Dean Witter a commission on such purchases equal to 1.00% (including amounts in excess of $5 million) and (ii) if one or more such clients redeem all or a portion of these shares within three years after the purchase thereof, Dean Witter will reimburse MFD for the commission paid with respect to such shares on a pro rata basis based on the remaining portion of such three-year period.

                The date of this Supplement is January 31, 1996.